Provisions	12 Months Ended
Mar. 31, 2019
Provisions [Abstract]
Provisions

19. Provisions

Our provisions principally relate to obligations arising from property rationalisation programmes, restructuring programmes, asset retirement obligations, network assets, insurance claims, litigation and regulatory risks.

Significant accounting policies that apply to provisions

We recognise provisions when the group has a present legal or constructive obligation as a result of past events, it is probable that an outflow of resources will be required to settle the obligation and the amount can be reliably estimated. Provisions are determined by discounting the expected future cash flows at a pre-tax rate that reflects current market assessments of the time value of money and the risks specific to the liability. Financial liabilities within provisions are initially recognised at fair value and subsequently carried at amortised cost using the effective interest method. We measure onerous lease provisions at the lower of the cost to fulfil or to exit the contract.

Critical accounting estimates and key judgements made in accounting for provisions

We exercise judgement in determining the timing and quantum of all provisions to be recognised. Our assessment includes consideration of whether we have a present obligation, whether payment is probable and if so whether the amount can be estimated reliably.

As part of this assessment, we also assess the likelihood of contingent liabilities occurring in the future which are not recognised as liabilities on our balance sheet. By their nature, contingencies will be resolved only when one or more uncertain future events occur or fail to occur. We assess the likelihood that a potential claim or liability will arise and also quantify the possible range of financial outcomes where this can be reasonably determined. We’ve disclosed our assessment of contingent liabilities in note 30.

Restructuring programmes involve estimation of the direct cost necessary for the restructuring and exclude items that are associated with ongoing activities. The amounts below exclude restructuring costs for which the timing and amount are certain. These are recognised as part of trade and other payables.

Under our property rationalisation programmes we’ve identified a number of surplus leased properties. Although efforts are being made to sublet this space, this is not always possible. Estimates have been made of the cost of vacant possession and of any shortfall arising from any potential sub-lease income being lower than the lease costs. Any such shortfall is recognised as a provision. We have also made estimates of the costs to restore properties upon vacation where this is required under the lease agreements.

Asset retirement obligations (AROs) involve an estimate of the cost to dismantle equipment and restore network sites upon vacation and the timing of the event. The provision represents the group’s best estimate of the amount that may be required to settle the obligation.

Network asset provisions represent our future operational costs and vacant site rentals arising from obligations relating to network share agreements. Costs are expected to be incurred over a period of up to 20 years.

Our regulatory provision represents our best estimate of the cost to settle our present obligation in relation to historical regulatory matters. The charge for the year represents the outcome of management’s re-assessment of the estimates and regulatory risks across a range of issues, including price and service issues. The prices at which certain services are charged are regulated and may be subject to retrospective adjustment by regulators. Estimates are used in assessing the likely value of the regulatory risk.

For all risks, the ultimate liability may vary materially from the amounts provided and will be dependent upon the eventual outcome of any settlement.

	Restructuring £m	Property £m	Network ARO £m	Network share £m	Regulatory £m	Litigation £m	Other £m	Total £m
At 31 March 2017	11	292	83	50	479	69	177	1,161
Additions	4	37	2	–	51	6	33	133
Unwind of discount	–	11	2	2	–	–	–	15
Utilised or released	(2)	(46)	(16)	(19)	(210)	(11)	(32)	(336)
Transfers	–	–	–	–	–	–	85	85
Exchange differences	(1)	–	–	–	–	–	(2)	(3)
At 31 March 2018	12	294	71	33	320	64	261	1,055
Additions	–	84	102	2	58	3	66	315
Unwind of discount	–	11	2	1	–	–	–	14
Utilised or released	–	(71)	(13)	(9)	(196)	(9)	(109)	(407)
Transfers	(12)	21	–	–	–	27	(7)	29
Exchange differences	–	–	–	–	–	(1)	1	–
At 31 March 2019	–	339	162	27	182	84	212	1,006

19. Provisions continued

At 31 March	2019 £m	2018 £m	2017 £m
Analysed as:
Current	424	603	625
Non-current	582	452	536
	1,006	1,055	1,161

In 2016/17 we recognised a £300m charge in relation to estimated deemed consent compensation payments. In 2016/17 a related fine of £42m was imposed and was recognised as a payable rather than as a provision. The provision movement in the year reflects the completion of the majority of deemed consent compensation payments, and new matters arising across a range of issues, including price and service issues, and the re-assessment of other regulatory risks and in light of historic regulatory decisions by Ofcom.  The movement has been recorded as a specific item.

Included within ‘Other’ provisions are contract loss provisions of £25m (2017/18: £38m) relating to the anticipated total losses in respect of certain contracts.  It is expected that the majority of these provisions will be utilised in the next few years. Although there is a short period remaining to the finalisation of these contracts, there remains uncertainty as to whether potential future changes to key assumptions made when estimating their future losses could have a significant impact. There is no single change in key variables that could materially affect future expected losses on these contracts, but it is reasonably possible there will be a combination of changes in key variables that could have a material impact. Also included in ‘Other’ are amounts provided for constructive obligations arising from insurance claims which will be utilised as the obligations are settled.

During the year we have updated property provisions to reflect our reassessment of lease-end obligations to reflect the group’s property strategy announced in May 2018, and to update the rate used to discount these provisions. Where additions to the provision relate to capitalised assets there has been a corresponding increase in the asset (see note 15). Other amounts have been charged to the income statement as specific items.

During the year we have updated provisions relating to asset retirement obligations to reflect our latest assessment of the cost to dismantle equipment and restore the sites, and to update the rate used to discount the provisions. The increase in the provision has been reflected in an increase in the corresponding capitalised asset (see note 15).